SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 30, 1999


                             Interactive Magic, Inc.
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             (Exact name of registrant as specified in its charter)


                                 North Carolina
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                 (State or other jurisdiction of incorporation)


         0-29750                                     56-2092059
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 (Commission file Number)                     (IRS Employer ID Number)


215 Southport Drive, Suite 1000, Morrisville, North Carolina 27560
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code  919-461-0722
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                                       NA
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          (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets.
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Effective on June 30, 1999 and pursuant to an Agreement Regarding Assignment of
Contracts dated as of May 25, 1999, between Interactive Magic, Inc., a North Carolina corporation (the "Registrant") and Ubi Soft Entertainment S.A., a company organized under the laws of France ("Ubi Soft"), the Registrant sold to Ubi Soft substantially all of the assets of its CD-ROM business operation, less certain online rights retained by the Registrant, for $2.5 million in cash.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

(b) Pro Forma Financial Information. At the time of the filing of this Report, it is impracticable for the Registrant to provide any of the pro forma financial information required by Item 7 of Form 8-K promulgated by the Commission under the Exchange Act. Accordingly, the Registrant will file the required financial statements as soon as practicable, but not later than September 13, 1999, as required by such
         Item 7.

(c)      Exhibits.
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         10.36  Agreement Regarding Assignment of Contracts dated as of May
                25,1999, between the Registrant and Ubi Soft Entertainment S.A.

         10.37 Online Rights License Agreement dated effective June 28, 1999 between the Registrant and Ubi Soft Entertainment S.A.

                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      INTERACTIVE MAGIC, INC.



Date: July 14, 1999            /s/ Michael W. Oliver
                              ----------------------
                                       Michael W. Oliver,
                                       Chief Financial Officer